FUNDING AND RESEARCH AGREEMENT

                         DATED AS OF SEPTEMBER 30, 1998

                                  BY AND AMONG

                          NEXTERA THERAPEUTICS, INC.,

                          IMMTECH INTERNATIONAL, INC.

                                      AND

                         FRANKLIN RESEARCH GROUP, INC.

                               TABLE OF CONTENTS

Caption                                                                     Page

Section 1.  Authorization for Sale and Issuance of Shares .....................1

Section 2.  Initial Sale and Purchase of Shares ...............................1
            A.  Initial Sale and Purchase of Class A Shares ...................1
            B.  Initial Sale and Purchase of Class B Shares ...................1

Section 3.  Options for Purchase of Additional Shares .........................2
            A.  Immtech Option to Purchase Additional Class A Shares ..........2
            B.  Franklin Option to Purchase Additional Class B Shares .........2

Section 4.  Conditional Subsequent Sale and Purchase of Class B Shares ........2

Section 5.  Offerings by Company ..............................................3
            A.  Initial Class B Offering ......................................3
            B.  Subsequent Class B Offering ...................................3
            C.  Acknowledgment of Agreement ...................................3

Section 6.  Loans to Company ..................................................3
            A.  Initial Franklin Loans ........................................3
            B.  Subsequent Franklin Loans .....................................4

Section 7.  Closings ..........................................................5
            A.  Anticipated Closings ..........................................5
            B.  Location for Closings .........................................5

Section 8.  Provisions Regarding mCRP and mCRP Assets .........................5
            A.  Descriptions ..................................................5
            B.  Assignment of Initial mCRP Assets .............................6
            C.  Licenses ......................................................6
            D.  Patent Expenses ...............................................6
            E.  Equipment .....................................................6
            F.  Immtech Assistance ............................................6
            G.  Representations and Warranties of Immtech .....................6
            H.  Director Approval of Certain Agreements .......................7

Section 9.  Representations and Warranties of Company .........................7
            A.  Organization ..................................................7
            B.  Authority .....................................................7
            C.  No Violation ..................................................8
            D.  Capital Structure of Company ..................................8


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

Section 10. General Representations and Warranties of Immtech .................8
            A.  Organization ..................................................8
            B.  Authority .....................................................8
            C.  No Violation ..................................................9

Section 11. General Representations and Warranties of Franklin ................9
            A.  Organization ..................................................9
            B.  Authority .....................................................9
            C.  No Violation ..................................................9

Section 12. Investment Representations, Etc. ..................................9
            A.  Purchase for Investment .......................................9
            B.  Legends on Certificates, Etc. ................................10
            C.  Rule 144 Under Act; Registration .............................10
            D.  Access to Information ........................................10
            E.  Suitability, Etc. ............................................10
            F.  Blue Sky Matters .............................................11

Section 13. Conditions to Obligations of Immtech and Franklin ................11
            A.  Representations and Warranties; Covenants ....................11
            B.  Delivery of Certificates .....................................11
            C.  Initial mCRP Assets Assignment ...............................11
            D.  Documents ....................................................11
            E.  Waiver of Conditions .........................................11

Section 14. Use of Initial Required Funding ..................................11

Section 15. Obligation to Provide and Use of Subsequent Funds ................11

Section 16. Employment Matters ...............................................12
            A.  Employment Agreement for Dr. Potempa .........................12
            B.  Shares for Dr. Potempa .......................................12
            C.  Stock Option Plan ............................................12

Section 17. Consequences in Event of Certain Funding Failures ................12
            A.  Initial Funding Failure ......................................12
            B.  Subsequent Funding Failure ...................................13

Section 18. Put Right of Immtech .............................................14

Section 19. Miscellaneous ....................................................14
            A.  Broker's and Finder's Fees ...................................14
            B.  Expenses .....................................................14
            C.  Enforcement Legal Fees .......................................14
            D.  Remedies .....................................................14
            E.  Survival of Representations and Warranties ...................15

            F.  Successors and Assigns .......................................15
            G.  Severability .................................................15
            H.  Counterparts .................................................15
            I.  Descriptive Headings; Interpretation .........................15
            J.  Governing Law ................................................15
            K.  Notices ......................................................15
            L.  Jurisdiction; Venue; Service of Process ......................17
            M.  Legend .......................................................17

                         FUNDING AND RESEARCH AGREEMENT

      This Funding and Research Agreement (this "Agreement") is entered into as of September 30, 1998 by and among NextEra Therapeutics, Inc., a Delaware corporation (the "Company"), Immtech International, Inc., a Delaware corporation ("Immtech"), and Franklin Research Group, Inc., an Ohio corporation ("Franklin").

      Immtech and Franklin agreed to and have formed the Company for the purpose of contributing thereto certain medical technology and other related assets and receiving funding, all for the purpose of conducting further research and finding commercial application for such medical technology.

      Accordingly, in pursuance of such purposes, the parties hereto agree as follows:

      Section 1. Authorization for Sale and Issuance of Shares. The Company has authorized the sale and issuance as provided herein to (i) Immtech of up to 369,999 shares of Class A Common Stock of the Company ("Class A Shares") and
(ii) Franklin and others of up to 360,000 shares of Class B Common Stock of the Company ("Class B Shares"). Further, the Company has previously authorized the sale and issuance of 1 Class A Share to Immtech and 310,000 Class B Shares to Franklin and/or its designees, and the Company has also previously authorized and/or reserved for sale and issuance up to 163,333 shares of Class C Common Stock of the Company ("Class C Shares," and collectively with Class A Shares and Class B Shares, "Shares").

     Section 2. Initial Sale and Purchase of Shares.

      A. Initial Sale and Purchase of Class A Shares. At the Initial Immtech Closing (defined in Section 7.A.), the Company shall sell to Immtech and Immtech shall purchase from the Company, in consideration of assignment by Immtech to the Company of the Initial mCRP Assets (defined in Section 8.A.) pursuant to a General Assignment and Bill of Sale in the form of Exhibit A attached hereto (the "Initial mCRP Assets Assignment"), and the grant of other rights by and the other agreements of Immtech set forth herein, 329,999 Class A Shares.

      B. Initial Sale and Purchase of Class B Shares. At the Initial Franklin Closing (defined in Section 7.A.), the Company shall sell to Franklin and/or its designees and Franklin and/or its designees shall purchase from the Company, for the initial Franklin Consideration (defined below), the Initial Franklin Class B Shares (defined below). For purposes hereof, the "Initial Franklin Consideration" shall be an amount equal to: (i) if the aggregate net proceeds (the "Initial Class B Offering Proceeds") received by the Company in the Initial Class B Offering (defined in Section 5.A.) are equal to or more than $1,350,000 (the "initial Required Funding"), $1, or (ii) if the Initial Class B Offering Proceeds are less than the Initial Required Funding, the Initial Required Funding less the initial Class B Offering Proceeds. (As used in this Agreement, "net proceeds" means the total proceeds received from an offering less any expenses thereof borne by the Company.) Also, for purposes hereof, the "Initial Franklin Class B Shares" shall be that number of Class B Shares as is equal to (i) the sum of (a) 200,000 Class B Shares and (b) that number of additional Class B Shares determined by dividing the Initial Class B Offering Proceeds in excess of the Initial Required Funding by $40.625 (the "Additional Initial Class B Shares"), less (ii) the aggregate number of Class B Shares sold in the Initial Class B Offering.

      Section 3. Options for Purchase of Additional Shares.

      A. Immtech Option to Purchase Additional Class A Shares. Immtech shall have the option, exercisable by written notice of exercise given to the Company at any time and from time to time on or before the Outside Option Exercise Date (defined below), to purchase up to an aggregate of an additional 40,000 Class A Shares at a price of $40.625 per Class A Share. For any such option exercise occurring after the MAB Opinion Event (defined in Section 15) and on or before the Outside Option Exercise Date (a "Post-MAB Opinion Event Exercise"), the aggregate price shall be payable in installments as follows:

Timing of Installments (Days After              Amount of Installments (As a
        MAB Opinion Event)                  Percentage of Aggregate Loan Amount)
----------------------------------          ------------------------------------

               90                                         23.07692%
              180                                         23.07692%
              270                                         53.84616%

For purposes hereof, "Outside Option Exercise Date" means such date as is ten
(10) days after the date on which occurs the MAB Opinion Event.

      B. Franklin Option to Purchase Additional Class B Shares. Franklin shall have the option, exercisable by written notice of exercise given to the Company at any time and from time to time before the MAB Opinion Event, for Franklin and/or its designees to purchase up to an aggregate of (i) an additional 120,000 Class B Shares, less (ii) the Additional Initial Class B Shares, at a price of $40.625 per Class B Share.

      Section 4. Conditional Subsequent Sale and Purchase of Class B Shares. If the MAB Opinion Event occurs, then, at the Subsequent Franklin Closing (defined in Section 7.A.), the Company shall sell to Franklin and/or its designees and Franklin and/or its designees shall purchase from the Company, for the Subsequent Franklin Consideration (defined below), the Subsequent Franklin Class B Shares (defined below). For purposes hereof, the "Subsequent Franklin Consideration" shall be an amount equal to: (i) if the aggregate net proceeds (the "Subsequent Class B Offering Proceeds") received by the Company in the Subsequent Class B Offering (defined in Section 5.B.) are equal to or more than the Subsequent Remaining Funding (defined below), $1, or (ii) if the Subsequent Class B Offering Proceeds are less than the Subsequent Remaining Funding, the Subsequent Remaining Funding less the Subsequent Class B Offering Proceeds. Also, for purposes hereof, the "Subsequent Franklin Class B Shares" shall be that number of Class B Shares as is equal to (i) 360,000 Class B Shares less
(ii) the sum of (a) the number of Class B Shares sold in the Initial Class B Offering, (b) the Initial Franklin Class B Shares, (c) the number of Class A Shares sold pursuant to Section 3.A., (d) the number of Class B Shares sold pursuant to Section 3.B. and (e) the number of Class B Shares sold in the

Subsequent Class B Offering. Further, for purposes hereof, the "Subsequent Remaining Funding" shall be an amount equal to (i) $7,850,000 less (ii) the sum of (a) the Initial Franklin Consideration and the Initial Class B Offering Proceeds (the "Initial Class B Proceeds"), (b) the aggregate proceeds received and to be received from the sales of Class A Shares pursuant to Section 3.A. and
(c) the aggregate proceeds from the sale of Class B Shares pursuant to Section 3.B.

      Section 5. Offerings by Company.

      A. Initial Class B Offering. As and to the extent requested by Franklin, the Company at its expense (it being understood that such expense shall be a reduction from the proceeds of the offering in determining the "net proceeds" from the offering for purposes of this Agreement) shall undertake an initial private placement offering to accredited investors of up to 320,000 Class B Shares at a price per Class B Share and for such number of such Class B Shares as is determined by Franklin (the "Initial Class B Offering"). The period for the Initial Class B Offering shall commence as soon as practicable after Franklin's request therefor and shall terminate on such date as is requested by Franklin (which date may not be later than December 31, 1998).

      B. Subsequent Class B Offering. As and to the extent requested by Franklin, the Company at its expense (it being understood that such expense shall be a reduction from the proceeds of the offering in determining the "net proceeds" from the offering for purposes of this Agreement) shall undertake a subsequent offering of up to that number of Class B Shares which Franklin and/or its designees would be required to purchase under Section 4 but for such offering at a price per Class B Share and for such number of such Class B Shares as is determined by Franklin (the "Subsequent Class B Offering"). The period for the Subsequent Class B Offering shall commence as soon as practicable after Franklin's request therefor and shall terminate on such date as is requested by Franklin, (which date may not be later than 210 days after the date of occurrence of the MAB Opinion Event).

      C. Acknowledgment of Agreement. In both the Initial Class B Offering and the Subsequent Class B Offering, any purchaser of Class B Shares shall be required in connection with such purchase to acknowledge in writing this Agreement so that this Agreement will be treated as a "Qualifying Agreement" for purposes of the Company's Certificate of Incorporation.

      Section 6. Loans to Company.

      A. Initial Franklin Loans. Franklin and/or its designees have made and shall make the following initial loans to or for the benefit of the Company in the aggregate amount of the Initial Required Funding:

      Dates of Loans          Amount of Loans
      --------------          ---------------
      April, 1998                   $50,000
      June 4, 1998                 $100,000
      July 15, 1998                 $50,000
      July 31, 1998                $350,000
      September 30, 1998           $350,000
      December 31, 1998            $250,000
      March 1, 1999                $200,000
                                 ----------
                       Total     $1,350,000

The terms of such initial loans shall be as follows:

      (i) The loans shall be without interest.

      (ii) The loans may and shall be repaid only out of the Initial Class B Proceeds, and shall be repaid in whole or in part upon demand by Franklin at any time when there are sufficient Initial Class B Proceeds for such repayment.

      (iii) To the extent there are Initial Class B Proceeds available, Franklin may elect to have them applied on a one-time basis against the above loan obligations so that Franklin will not have to make loans to such extent, it being understood that the Initial Class B Proceeds so applied will not then be available to repay any of the loans otherwise made under this Section 6.A.

      B. Subsequent Franklin Loans. In the event of and following the occurrence of the MAB Opinion Event, Franklin and/or its designees shall make the following subsequent loans to the Company in the aggregate amount of the Subsequent Remaining Funding:

Timing of Loans (Days After                    Amount of Loans (As a
    MAB Opinion Event)                     Percentage of Aggregate Price)
---------------------------                -----------------------------
            90                                        23.07692%
           180                                        23.07692%
           270                                        53.84616%

The terms of such subsequent loans shall be as follows:

      (i) The loans shall be without interest.

      (ii) The loans may and shall be repaid only out of the Subsequent Class B Offering Proceeds and the Subsequent Franklin Consideration (the "Subsequent Class B Proceeds"), and shall be repaid in whole or in part upon demand by Franklin at any time when there are sufficient Subsequent Class B Proceeds for such repayment.


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

      (iii) To the extent there are Subsequent Class B Proceeds available, Franklin may elect to have them applied on a one-time basis against the above loan obligations so that Franklin will not have to make loans to such extent, it being understood that the Subsequent Class B Proceeds so applied will not then be available to repay any of the loans otherwise made under this Section 6.B.

      Section 7. Closings.

      A. Anticipated Closings. The following closings are anticipated hereunder and shall occur on the dates specified below unless the parties hereafter agree to different dates:

            (i) The "Initial Immtech Closing" pursuant to Section 2.A., which shall occur effective as of the date hereof

            (ii) The "Initial Franklin Closing" pursuant to Section 2.B., which shall occur on the earlier of (i) such date as is designated by Franklin or (ii) March 1, 1999.

            (iii) The closings for option exercises under Section 3, which shall occur sixty (60) days after the Company has been given written notice of an option exercise under Section 3, except that the closing for a Post-MAB Opinion Event Exercise shall occur ninety (90) days after the date of occurrence of the MAB Opinion Event.

            (iv) The "Subsequent Franklin Closing" pursuant to Section 4, which shall occur on the earlier of (i) such date after the Outside Option Exercise Date as is designated by Franklin or (ii) such date as is two hundred seventy
(270) days after the date of occurrence of the MAB Opinion Event.

      B. Location for Closings. All closings hereunder shall take place at such place as is mutually agreed to by the Company and the participating parties.

      Section 8. Provisions Regarding mCRP and mCRP Assets.

      A. Descriptions. The term "mCRP" is used to refer to the protein known as "modified C-Reactive Protein." For purposes of this Agreement, the "mCRP Assets" are the following assets of Immtech: (i) Immtech's domestic and international patents relating to the manufacture, function and uses of mCRP, with the exception of such patents for uses in Sepsis and uses as an adjuvant in vaccines, as delineated in Schedule A attached hereto (the "Patents"); (ii) all of Immtech's proprietary and non-proprietary information on mCRP, including any records and printed material relating thereto; (iii) all licensed rights relating to mCRP, including any rights licensed from Northwestern University;
(iv) all instruments and other equipment listed on Schedule B attached hereto and all other instruments and other equipment currently owned by Immtech and used in the research and manufacture of mCRP, including all personal property located at 1890 Maple Avenue in Evanston, Illinois (the "Equipment"); and (v) all other assets, tangible and intangible, of Immtech primarily used in connection with mCRP. The "Initial mCRP Assets" are all of the mCRP Assets other than the Equipment.

      B. Assignment of Initial mCRP Assets. Immtech shall assign the Initial mCRP Assets to the Company at the Initial Immtech Closing as provided in Section 2.A., and shall also execute and deliver to the Company such patent assignments and other documents as are requested by the Company to further document and effect the assignment of the Initial mCRP Assets to the Company.

      C. Licenses. Effective upon completion of the Initial Immtech Closing, the Company hereby grants to Immtech a perpetual, non-exclusive, royalty-free license for the manufacture of mCRP solely for the purpose of uses in Sepsis and uses as an adjuvant in vaccines. In the event any of Immtech's existing licenses as licensor to any licensee for the use by such licensee of mCRP in the treatment of Sepsis and/or as an adjuvant in vaccines is terminated for any reason, Immtech shall offer the Company a license therefor on the same terms as the existing license which terminated.

      D. Patent Expenses. Following assignment of the Patents to the Company as a part of the Initial mCRP Assets Assignment, the Company shall become and thereafter be responsible for the future maintenance and prosecution of the Patents and the costs therefor, it being understood that the Company shall not have any such responsibility with respect to the patents for uses in Sepsis and uses as an adjuvant in vaccines which are not so assigned to the Company.

      E. Equipment. If the MAB Opinion Event occurs, Immtech shall assign the Equipment to the Company, pursuant to an assignment in a form substantially the same as the Initial mCRP Assets Assignment, within ninety (90) days after the occurrence of the MAB Opinion Event. In this regard, the representations and warranties of Immtech set forth in Section 8.G.(i) and Section 8.G.(ii) shall be accurate at the time of such assignment. Prior to such assignment, the Company shall have access to and usage of all of the Equipment, and shall have the obligation to pay its reasonable share of any maintenance costs associated with the Equipment.

      F. Immtech Assistance. During the Phase I Trials (defined in Section 14) and thereafter through completion of the Phase II and Phase III human clinical trials (see Section 15), Immtech shall make available to the Company, at reasonable times and for reasonable compensation, Immtech employees and consultants who have knowledge concerning mCRP and its development.

      G. Representations and Warranties of Immtech. Immtech hereby represents and warrants to the Company and Franklin with respect to the mCRP Assets as follows:

            (i) Immtech has good and merchantable title (and complete right of possession) to the mCRP Assets and owns the mCRP Assets free and clear of all mortgages, liens, pledges, encumbrances, charges or claims of any nature whatsoever or howsoever arising. All of the mCRP Assets are in material compliance with all applicable laws, rules, regulations and requirements of governmental authorities having jurisdiction.

            (ii) Upon assignment of any of the mCRP Assets to the Company as provided herein, the mCRP Assets so assigned will, in the possession of the Company, be free and clear of all mortgages, liens, pledges, encumbrances, charges or claims of any nature whatsoever or howsoever arising, except those created by the Company (if any).

            (iii) There are no unpaid taxes, assessments or public charges of any type or nature whatsoever due or payable to a federal, state or local government or agency which are or will become a lien or charge against or which will otherwise affect any of the mCRP Assets.

            (iv) There are no actions, suits, proceedings, claims or investigations pending or threatened against Immtech in any court or before any governmental body or agency nor is Immtech subject to any order, judgment or decree, stipulation or consent or any agreement with any governmental body or agency which adversely affects or may adversely affect the mCRP Assets, and there is no basis or grounds for any such action, suit, proceeding, claim, investigation, order, judgment or decree, stipulation or consent or agreement.

            (v) Except for this Agreement, Immtech has not entered into any agreement with any person to sell, assign, transfer or in any way encumber the mCRP Assets or any part thereof.

            (vi) The Equipment is in good and operable condition and has been maintained properly and, where applicable, in accordance with standard industry maintenance procedures.

            (vii) To the best of Immtech's knowledge, no Patent infringes upon any patent or patent application of any third party and no Patent has been or is now currently involved in any interference or opposition proceeding. Immtech is not aware of any interfering patent or patent application of any third party with respect to the Patents or of any infringement by any third party of the Patents.

      H. Director Approval of Certain Agreements. Until completion of the Phase I Trials, any agreement (other than this Agreement and all agreements and instruments contemplated herein) entered into by the Company relating to mCRP, including any license or sublicense with respect thereto, with any person or entity that is related in any way to Immtech or Franklin or any other shareholder or any director of the Company shall require approval by a Special Director Vote (as such term is defined in the Company's Certificate of Incorporation).

      Section 9. Representations and Warranties of Company. The Company hereby represents and warrants to Immtech and Franklin as follows:

      A. Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has delivered to each of Immtech and Franklin true and complete copies of the Company's Certificate of Incorporation and By-Laws (the "Company Organizational Documents"), in each case as amended to the date hereof, and the Company Organizational Documents are in full force and effect on the date hereof.

      B. Authority. The Company has all requisite corporate power and authority to execute and deliver this Agreement and to perform all of its obligations hereunder, and no consent or approval of any other person or governmental authority is required therefor. The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly authorized by all necessary corporate action of the Company. This Agreement is a valid and binding obligation of the Company, and is enforceable against it in accordance with its terms and conditions, except as the enforceability thereof may be limited by the following "Enforceability Limitations": bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      C. No Violation. The execution and delivery of this Agreement and the consummation by the Company of the transactions contemplated hereby will not, and with the giving of notice or lapse of time will not, (i) violate, constitute a default under or cause the termination of (a) the Company Organizational Documents, (b) any agreement, mortgage, license, permit or other instrument or obligation to which the Company is bound or to which any of the assets of the Company is subject or (c) any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority, or (ii) result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of the assets of the Company or the Shares.

      D. Capital Structure of Company. The authorized capital stock of the Company as of the date hereof consists of (i) 1,000,000 Class A Shares, of which 1 Class A Share is issued and outstanding and held by Immtech, (ii) 1,000,000 Class B Shares, of which 310,000 Class B Shares are issued and outstanding and held by Franklin and/or its designees, and (iii) 500,000 Class C Shares, of which 33,333 Class C Shares are issued and outstanding and held by Lawrence A. Potempa ("Dr. Potempa"), 30,000 Class C Shares are reserved for issuance pursuant to options granted or to be granted to Dr. Potempa and 100,000 Class C Shares are reserved for issuance pursuant to options to be granted under the Company Stock Option Plan (defined in Section 16.C.). All of the Shares that are issued and outstanding are duly authorized, validly issued, fully paid and non-assessable. The Shares to be issued at all closings pursuant hereto will, upon issuance, be duly authorized, validly issued, fully paid and non-assessable. Except as contemplated by this Agreement and except as set forth above, there are no outstanding subscriptions, options, rights, warrants, convertible securities or other agreements or commitments obligating the Company to issue or to transfer from its treasury any additional shares of its capital stock of any class, nor are there any agreements or commitments obligating the Company to repurchase or redeem any of the shares of its capital stock.

      Section 10. General Representations and Warranties of Immtech. Immtech hereby represents and warrants to the Company and Franklin as follows:

      A. Organization. Immtech is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

      B. Authority. Immtech has all requisite corporate power and authority to execute and deliver this Agreement and to perform all of its obligations hereunder, and no consent or approval of any other person or governmental authority is required therefor. The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly authorized by all necessary corporate action of Immtech. This Agreement is a valid and binding obligation of Immtech, and is enforceable against it in accordance with its terms and conditions, except as the enforceability thereof may be limited by the Enforceability Limitations.

      C. No Violation. The execution and delivery of this Agreement and the consummation by Immtech of the transactions contemplated hereby will not, and with the giving of notice or lapse of time will not, violate, constitute a default under or cause the termination of (i) the Certificate of Incorporation or By-Laws of Immtech, (ii) any agreement, mortgage, license, permit or other instrument or obligation to which Immtech is bound or (iii) any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority.

      Section 11. General Representations and Warranties of Franklin. Franklin hereby represents and warrants to the Company and Immtech as follows:

      A. Organization. Franklin is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio.

      B. Authority. Franklin has all requisite corporate power and authority to execute and deliver this Agreement and to perform all of its obligations hereunder, and no consent or approval of any other person or governmental authority is required therefor. The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly authorized by all necessary corporate action of Franklin. This Agreement is a valid and binding obligation of Franklin, and is enforceable against it in accordance with its terms and conditions, except as the enforceability thereof may be limited by the Enforceability Limitations.

      C. No Violation. The execution and delivery of this Agreement and the consummation by Franklin of the transactions contemplated hereby will not, and with the giving of notice or lapse of time will not, violate, constitute a default under or cause the termination of (i) the Articles of Incorporation or Regulations of Franklin, (ii) any agreement, mortgage, license, permit or other instrument or obligation to which Franklin is bound or (iii) any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority.

      Section 12. Investment Representations, Etc. Each of Immtech and Franklin severally represents, warrants and acknowledges to the Company as follows:

      A. Purchase for Investment. The Shares being purchased by it hereunder (the "Securities") have not been registered under the Securities Act of 1933, as amended (the "Act"), in reliance on the nonpublic offering exemption contained in Section 4(2) of the Act. The Securities are being and will be acquired by it for its own account, for investment purposes (meaning to hold for an indefinite period) and without any intention to distribute or otherwise dispose of the same. It will not sell, hypothecate, assign, transfer or otherwise dispose of the Securities in violation of any federal or state securities law, and in any event not unless (i) the Securities are registered under the Act pursuant to an effective registration statement contemplating the transaction or transactions in which the Securities are to be disposed of or (ii) the Company shall have received an opinion of counsel (both the opinion and such counsel being reasonably satisfactory to the Company) to the effect that the sale or other proposed disposition of the Securities may be accomplished without such registration. It understands that it must bear the economic risk of the investment in the Securities for an indefinite period of time. It has not offered or reoffered the Securities to any other person, and has taken no action which of itself would cause the aforesaid nonpublic offering exemption not to be available to the Company with respect to the offer and sale of the Securities to it.

      B. Legends on Certificates, Etc. The Company shall appropriately note its stock records and may give instructions to any transfer agent for its securities consistent with Section 12.A., and the certificates for the issued Securities shall bear an appropriate legend in that regard.

      C. Rule 144 Under Act: Registration. Rule 144 under the Act (the "Rule") is not available for resales of the Securities by it because the Company does not satisfy certain conditions of the Rule. For so long as the Rule is not available any resale or other transfer of the Securities, under circumstances in which the seller or the person through whom the sale is made may be deemed to be an underwriter as that term is used in the Act, may require compliance with some other exemption under the Act or the rules and regulations of the Securities and Exchange Commission, or any governmental authority succeeding thereto or substituted therefor, and any resale or other transfer of the Securities at such time in the future as the Rule may be available which is made in reliance upon the Rule can be made only in limited amounts in accordance with the terms and conditions of the Rule (including the fact that the Securities must be held for minimum periods of time). It understands that the Securities are characterized as "restricted securities" under the United States securities law inasmuch as they are being acquired from the Company in transactions not involving a public offering and that under such laws and applicable regulations the Securities may be resold without registration under the Act only in certain circumstances. In this connection, it represents that it understands the resale limitations imposed by the Rule. The Company is under no obligation to register any of the Securities under the Act.

      D. Access to Information. It and representatives of it such as its attorneys, accountants and other financial advisors, if any, have received access to such information (financial and other) concerning the Company and its business and prospects as shall have been requested by it and its representatives; the Company has made available thereto the officers, accountants and employees of the Company for the purpose of discussing and responding to questions concerning the Company and its business, operations, market potential, capitalization, financial condition and prospects, and all other matters deemed relevant by it and its representatives; and the Company has provided thereto copies of all material corporate documents, records, financial statements and other data pertaining to the foregoing as shall have been requested thereby.

      E. Suitability, Etc. It has evaluated the risks of purchasing the Securities, and has determined that the Securities are a suitable investment for it. It has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its purchase of and investment in the Securities. It has not been formed for the purpose of investing in the Company. It has sufficient financial resources to bear the loss of its entire investment in the Securities.

      F. Blue Sky Matters. All offers or sales of the Securities to it have taken or will take place in no state or jurisdiction other than in the State of Delaware, and it intends that the state securities or blue sky laws of only such State shall govern the offer and sale of the Securities to it.

      Section 13. Conditions to Obligations of Immtech and Franklin. The obligations of each of Immtech and Franklin to perform hereunder are subject to the satisfaction of the following conditions:

      A. Representations and Warranties: Covenants. The representations and warranties of the other parties hereto contained herein shall be true and correct, and the other parties hereto shall have performed in all material respects all of the covenants then required to be performed by them hereunder.

      B. Delivery of Certificates. The Company shall have delivered share certificates evidencing the Shares purchased by Immtech or Franklin and/or its designees in connection with any closing therefor.

      C. Initial mCRP Assets Assignment. Immtech shall have executed and delivered to the Company the Initial mCRP Assets Assignment at the Initial Immtech Closing.

      D. Documents. The parties hereto shall have delivered such documents relating to the transactions contemplated by this Agreement as the other parties hereto or counsel therefor may reasonably request.

      E. Waiver of Conditions. Any condition specified in this Section 13 for the benefit of a party may be waived if consented to by such party, provided that no waiver shall be effective against any party unless it is set forth in a writing executed by that party.

      Section 14. Use of Initial Required Funding. The Company shall use the Initial Required Funding to prepare for and conduct Phase I human clinical trials on the safety and effectiveness of mCRP (the "Phase I Trials"). The Phase I Trials shall include at least 30 patients and shall be conducted primarily as safety tests, and it is anticipated that the Phase I Trials will also provide preliminary but statistically significant data evidencing that mCRP is therapeutically efficacious in the treatment of cancer in humans. The Phase I Trials will commence in 1999, and it is anticipated that the Phase I Trials will be completed before the end of 1999.

      Section 15. Obligation to Provide and Use of Subsequent Funds. Following completion of the Phase I Trials, a Medical Advisory Board (the "MAB") having no fewer than three qualified members shall be appointed by the Company's Board of Directors. The MAB shall be requested to render an opinion as to whether or not the results of the Phase I Trials indicate that mCRP is safe for use in humans and has a statistically significant and therapeutically efficacious effect on cancer in humans. The MAB shall render its opinion within thirty (30) days of receipt of the data from the Phase I Trials. If a majority of the MAB members render an opinion that the results of the Phase 1 Trials indicate that mCRP is safe for use in humans and has a statistically significant and therapeutically efficacious effect on cancer in humans (the rendering of such opinion shall be considered the "MAB Opinion Event"), then Franklin shall be obligated to make the loans pursuant to Section 6.B. and purchase the Subsequent Franklin Class B Shares pursuant to Section 4. These funds and all other funds provided pursuant to this Agreement in excess of the Initial Required Funding and amounts applied to the repayment of loans pursuant to Section 6 shall be used by the Company to conduct Phase II and Phase III human clinical trials.

      Section 16. Employment Matters.

      A. Employment Agreement for Dr. Potempa. The Company shall enter into an employment agreement with Dr. Potempa in such form as is mutually agreed to by Dr. Potempa and the Company (the "Potempa Employment Agreement"). The Potempa Employment Agreement shall (i) have an initial term of three (3) years commencing October 1, 1998, (ii) provide an option for the Company to renew the term for an additional two (2) years, (iii) provide for an initial annual salary of $120,000 plus benefits provided to other employees of the Company, (iv) provide for bonuses and salary increases as determined by the Company's Chief Executive Officer and/or Board of Directors and (v) contain appropriate competition restriction provisions.

      B. Shares for Dr. Potempa. Dr. Potempa currently owns 33,333 Class C Shares. Further, Dr. Potempa shall be granted an option for an additional 30,000 Class C Shares pursuant to an option agreement in such form as is approved by the Company's Board of Directors (the "Potempa Option Agreement"). The Potempa Option Agreement shall provide for an option price of $.10 per Class C Share and have vesting provisions. The vesting provisions shall provide for vesting of such option in four (4) equal annual installments of 7,500 Class C Shares each on April 1, 1999 and thereafter on each anniversary of such date, provided that any portion of the option which is unvested automatically shall become fully vested (i) upon the submission of a "new drug application" by the Company in any major industrialized country for regulatory approval of a product based upon mCRP, (ii) if the Company enters into a license with any person who is required by the terms of the license to file such a "new drug application" or (iii) if there is a change in control of the Company as specified in the Potempa Option Agreement.

      C. Stock Option Plan. The Company has established a stock option plan (the "Company Stock Option Plan") for employees and consultants pursuant to which 100,000 Class C Shares have been reserved by the Company for option grants and issuance.

      Section 17. Consequences in Event of Certain Funding Failures.

      A. Initial Funding Failure. If Franklin fails to make any of the loans provided for in Section 6.A. or the purchase of Initial Franklin Class B Shares pursuant to Section 2.B. as required by either of said Sections, and if any such failure continues uncured for thirty (30) days after Immtech or the Company notifies Franklin in writing of such failure, then Immtech shall have the option, exercisable by written notice given by Immtech to Franklin (the "Immtech Notice") at any time while such failure thereafter continues, of (i) if Immtech is publicly traded (trading on the OTC Bulletin Board service or any other electronic bulletin board providing an electronic quotation medium for securities not listed on the Nasdaq Stock Market or a registered national securities exchange shall not constitute "publicly traded" for this purpose) at such time, exchanging, for all of the outstanding Class B Shares and the outstanding loans from Franklin under Section 6.A., Immtech stock which has a value (based on the average price for the Immtech stock over the thirty (30) trading days immediately preceding the day the Immtech Notice is given) which is 90% of the aggregate amount contributed to the Company for the purchase of such Class B Shares and outstanding as loans from Franklin under Section 6.A. or (ii) purchasing all of the outstanding Class B Shares and the outstanding loans from Franklin under Section 6.A. for cash in an amount which is 90% of the aggregate amount contributed to the Company for the purchase of such Class B Shares and outstanding as loans from Franklin under
Section 6.A. If Immtech exercises either such option, it must close thereon within ninety (90) days after it gives the Immtech Notice.

      B. Subsequent Funding Failure. If Franklin fails to make any of the loans provided for in Section 6.B. or the purchase of the Subsequent Franklin Class B Shares pursuant to Section 4 as required by either of said Sections, and if any such failure continues uncured for thirty (30) days after Immtech or the Company notifies Franklin in writing of such failure, then Immtech shall have the option, exercisable by an Immtech Notice given at any time while such failure thereafter continues, of purchasing an additional number of Class A Shares at a price of $1.00 per Class A Share such that Immtech would have a simple majority of the issued and outstanding Class A Shares and Class B Shares on a combined basis, and in the event Immtech exercises and closes on such option then (i) the Company shall be deemed to have sold and Franklin shall be deemed to have purchased, effective immediately prior to Immtech's closing on such option, in consideration of the outstanding amount of the subsequent loans to the Company by Franklin under Section 6.B. which loans shall be deemed paid by Franklin as consideration therefor, that number of Class B Shares as such consideration would have purchased under Section 4 if the Subsequent Franklin Closing had occurred as of such sale and purchase, (ii) all outstanding Class B Shares (including without limitation the Class B Shares deemed sold and purchased pursuant to clause (i)) automatically shall thereupon convert to Class A Shares pursuant to provision therefor in the Company's Certificate of Incorporation and
(iii) Franklin and the Company shall cease to have any further rights or obligations under Section 4, Section 5.B. and Section 6.B.

      Franklin agrees to, and hereby grants to Immtech, with full power of substitution, an irrevocable proxy pursuant to the provisions of the Delaware General Corporation Law to vote, and to execute and deliver written consents or otherwise act with respect to, all Shares and all other voting securities of the Company now owned or hereafter acquired by Franklin as fully, to the same extent and with the same effect as Franklin might or could do under any applicable laws or regulations governing the rights and powers of stockholders of a Delaware corporation, in connection with any matter necessary to give Immtech the full benefit of the option provided for above in this Section 17.B., including without limitation voting with respect to an amendment to the Company's Certificate of Incorporation to increase the number of authorized Class A Shares. Franklin hereby affirms that this proxy is coupled with an interest and is irrevocable. The Company agrees to take such action as may be necessary to give Immtech the full benefit of such option, including without limitation a vote by the Board of Directors with respect to, and the filing of such documents necessary to evidence, an amendment to the Company's Certificate of Incorporation to increase the number of authorized Class A Shares.

      Section 18. Put Right of Immtech. At any time during the Put Period (defined below), Immtech shall have the right (but not the obligation) to require the Company to purchase all (but not less than all) of Immtech's Shares at a purchase price equal to the lesser of (i) the fair market value of such Shares as determined by a national investment banking firm selected by Immtech and the Company and approved by Franklin which has experience in valuing biotechnology companies (the "Value Determination") or (ii) $5.00 per Share. The cost of such Value Determination shall be borne by Immtech. If Immtech exercises its right to require the Company to purchase all of its Shares, then the closing of the Company's purchase of such Shares shall occur within sixty (60) days after the Company's receipt of the Value Determination. At such closing, Immtech shall deliver certificates representing the Shares being acquired by the Company, duly endorsed for transfer, and such Shares shall be free and clear of any liens, claims, options, charges, encumbrances or rights of others, and Immtech shall so represent and warrant and shall further represent and warrant that it is the beneficial owner of such Shares. The Company shall deliver at such closing, by official bank check or by wire transfer of immediately available funds, payment in full for such Shares. At such closing, all parties to the transaction shall execute and deliver such documents as are reasonably requested and otherwise appropriate. For purposes hereof, the "Put Period" shall be from July 8, 2003 through and including August 6, 2003.

      Section 19. Miscellaneous.

      A. Broker's and Finder's Fees. Each party hereto represents and warrants to the other parties hereto that neither they nor any of their affiliates have engaged or dealt with any broker, finder or other person who may be entitled to any brokerage fee or commission in respect of the execution of this Agreement or the consummation of the transactions contemplated hereby. Each of the parties hereto shall indemnify and hold harmless the other parties hereto against any and all claims for brokerage commissions or finder's fees incurred by reason of any action taken by the indemnifying party.

      B. Expenses. The Company agrees to pay and hold Immtech and Franklin harmless from liability for the payment of the fees and expenses of Squire, Sanders & Dempsey L.L.P. and [Immtech Counsel] arising in connection with the negotiation, execution and consummation of this Agreement and the other agreements and documents contemplated hereby.

      C. Enforcement Legal Fees. In the event of any dispute arising out of the subject matter of this Agreement, a party which obtains a judgment in its favor shall be entitled to recover from the adverse party to the judgment, in addition to any other damages assessed, its reasonable attorneys' fees and other costs and expenses incurred in obtaining such judgment.

      D. Remedies. Each party hereto shall have all rights and remedies set forth in this Agreement and all rights and remedies which such party has under any law. Any party having rights under any provision of this Agreement shall be entitled to enforce such rights specifically

(without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

      E. Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by any party or on behalf of any party.

      F. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for any party's benefit as a purchaser or holder of Shares are also for the benefit of, and enforceable by, any subsequent holder of such Shares.

      G. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

      H. Counterparts. This Agreement may be executed in separate counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

      I. Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

      J. Governing Law. This Agreement shall be governed by the laws of the State of Delaware (regardless of the laws that might otherwise govern under applicable principles of conflicts of law) as to all matters.

      K. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to each party at the address indicated below:

If to the Company, to:

       NextEra Therapeutics, Inc.
       2035 Riverside Drive
       Columbus, Ohio 43221
       Attention:  Philipp D. Nick
                   President

With a copy to:

       Squire, Sanders & Dempsey L.L.P.
       1300 Huntington Center
       41 South High Street
       Columbus, Ohio 43215
       Attention:  Daniel M. Maher, Esq.

If to Immtech, to:

       Immtech International, Inc.
       1890 Maple Avenue
       Suite 110
       Evanston, Illinois 60201
       Attention:  T. Stephen Thompson
                      President

With a copy to:

       Gardner, Carton & Douglas
       321 North Clark Street
       Chicago, Illinois 60610-4795
       Attention:  John P. Goebel, Esq.

If to Franklin, to:

       Franklin Research Group, Inc.
       2035 Riverside Drive
       Columbus, Ohio 43221
       Attention:  Philipp D. Nick
                   President

With a copy to:

       Squire, Sanders & Dempsey L.L.P.
       1300 Huntington Center
       41 South High Street
       Columbus, Ohio 43215
       Attention:   Daniel M. Maher, Esq.

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

      L. Jurisdiction; Venue; Service of Process. Each of the parties irrevocably submits to the exclusive jurisdiction of any State of Ohio or United States Federal Court sitting in Franklin County, Ohio in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the parties irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of any such action or proceeding. Each of the parties consents to the service of copies of the summons and complaint and any other process which may be served in any such action or proceeding by the mailing or delivering of a copy of such process to such party at its address specified in or pursuant to
Section 19.K. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

      M. Legend. All certificates issued for Shares shall contain an appropriate legend providing notice of this Agreement.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

NEXTERA THERAPEUTICS, INC.                      IMMTECH INTERNATIONAL, INC.

By: /s/ Philipp D. Nick                         By: /s/ T. Stephen Thompson
    ----------------------------                    ----------------------------
Name:   Philipp D. Nick                         Name:   T. Stephen Thompson
     ---------------------------                     ---------------------------
Title:  President                               Title:  President
      --------------------------                      --------------------------


                         FRANKLIN RESEARCH GROUP, INC.

                         By: /s/ Philipp D. Nick
                             ---------------------------
                         Name:   Philipp D. Nick
                              --------------------------
                         Title:  President
                               -------------------------